Exhibit 10.1

SUBSCRIPTION AGREEMENT

CytoDyn Inc.

1111 Main Street, Suite 660

Vancouver, Washington 98660

Ladies and Gentlemen:

Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from CytoDyn Inc., a Delaware corporation (the “Company”), in the amounts set forth on the signature page hereof, (i) shares of Series D Convertible Preferred Stock, $0.001 par value per share of the Company (the “Series D Preferred Stock”), and (ii) a warrant, substantially in the form attached hereto as Exhibit B (the “Warrants”) to purchase a number of shares of common stock, $0.001 par value, of the Company (the “Common Stock”), equal to 40% of the number of shares of Common Stock initially issuable upon conversion of the Series D Preferred Stock. The shares of Series D Preferred Stock will have the relative rights, preferences and designations set forth in the Certificate of Designation of Preferences and Rights, as amended, set forth in Exhibit A attached hereto (the “Certificate of Designation”). The Warrants will be exercisable for Warrant Shares for a 5-year period commencing at the Closing (as defined below) at an exercise price of $1.00 per share. The Series D Preferred Stock shall be convertible into Conversion Shares at a conversion price of $0.80 per share. The Series D Preferred Stock, the shares of Common Stock issuable upon conversion of the Series D Preferred Stock (the “Conversion Shares”), the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (collectively, the “Warrant Shares”), shall be referred to collectively as the “Securities” herein.

1. The Offering. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement relating to the offering by the Company of Series D Preferred Stock and related Warrants to certain qualifying investors including the Purchaser (the “Offering”). The closing of the Offering to which this Subscription Agreement relates (the “Closing”) may be scheduled by the Company at any time after the execution of this Subscription Agreement. Additional Securities may have been and may continue to be offered and sold from time to time in the Offering, until the date on which the Offering is concluded, through additional closings conducted by the Company with respect to those additional Securities sold.

2. Payment. The Purchaser will immediately make a wire transfer payment to the Company pursuant to the instructions included herein in the full amount of the purchase price of the Securities being subscribed for hereby. Wire transfer instructions are set forth on the Subscription Instructions included on the last page hereof under the heading “To subscribe for Securities in the private offering of CytoDyn Inc.” Together with a wire transfer (or, subject to the Company’s approval in its sole discretion in lieu of a wire transfer, a check) for the full purchase price, the Purchaser is delivering a completed and executed omnibus Signature Page to this Subscription Agreement and an initialed Accredited Investor Certification.

3. Acceptance of Subscription. The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder, including the issuance of the Series D Preferred Stock and the Warrants, until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering of Securities is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

4. Registration Rights.

(a) For the avoidance of doubt, the Company shall use commercially reasonable efforts to prepare and file with the United States Securities and Exchange Commission (the “SEC”), within ninety (90) days following the final closing of the Offering, but not later than April 30, 2020, a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of all of the Registrable Securities in an offering to be made on a continuous basis pursuant to Rule 415 promulgated under the Securities Act (“Rule 415”). Subject to the terms of this Subscription Agreement, the Company shall use its reasonable efforts to cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof. For the purposes hereof, “Registrable Securities” means, as of any date of determination, (i) the Conversion Shares and the Warrant Shares and (ii) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, registration statement hereunder with respect thereto) for so long as (x) such Registrable Securities have been disposed of by the Purchaser in accordance with such effective registration statement, (y) such Registrable Securities have been previously sold in accordance with Rule 144 promulgated under the Securities Act (“Rule 144”), or (z) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144, as reasonably determined by the Company upon the advice of counsel to the Company. For the avoidance of doubt, “Registrable Securities” shall not include any shares of Common Stock issued or issuable as Series D Preferred Dividends (as defined in the Certificate of Designation).

(b) Notwithstanding the registration obligations set forth in Section 4(a), if the SEC informs the Company that not all of the Registrable Securities can, as a result of the application of Rule 415 or other applicable regulations, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly inform the Purchaser thereof and use its reasonable efforts to file amendments to the registration statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC. If the SEC or any publicly available written or oral guidance of the SEC staff sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering, the Company shall reduce Registrable Securities on a pro rata basis across participating investors in this Offering, in proportion to the aggregate amount of Registrable Securities to be registered by each.

(c) In connection with the Company’s registration obligations hereunder, the Company shall, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a registration statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a registration statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Purchaser to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Purchaser shall suspend use of such prospectus.

(d) The Company may require each Purchaser to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by the Purchaser and, to the extent applicable, the natural persons thereof that have voting and dispositive control over the shares, substantially in the form of the Selling Stockholder Notice Questionnaire attached hereto as Exhibit C, as well as such other information about the Purchaser as may reasonably be requested by the Company to facilitate such registration.

(e) To the extent the Purchaser includes any Registrable Securities in a registration statement pursuant to the terms hereof, the Purchaser will indemnify and hold harmless the Company, its directors and officers and any controlling person from and against, and will reimburse the Company, its directors and officers and any controlling person with respect to, any and all loss, damage, liability, cost, or expense to which the Company, its directors and officers or such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with information furnished by or on behalf of the Purchaser specifically for use in the preparation thereof, and provided further that the maximum amount that may be recovered from Purchaser shall be limited to the amount of proceeds received by the Purchaser from the sale of such Registrable Securities.

5. Restrictions on Transfer.

(a) The Purchaser understands and agrees that the Securities are subject to the transfer restrictions specified in the Certificate of Designation and the Warrants, and that the Securities have not been registered under the Securities Act or the securities laws of any state or other jurisdiction; accordingly, the Securities (including the Conversion Shares and the Warrant Shares) must be held indefinitely unless they are subsequently registered or unless, in the opinion of counsel reasonably acceptable to the Company, a sale or transfer may be made in compliance with the provisions of the Certificate of Designation and the Warrants, as the case may be, and without registration under United States securities laws and the applicable securities laws of any state or other jurisdiction.

(b) The Purchaser further agrees that legends may be placed on the Securities restricting the transfer thereof, and that appropriate notations may be made in the Company’s stock books and stop transfer instructions placed with the transfer agent of the Common Stock, each in a manner generally consistent with the foregoing.

(c) The Purchaser is aware of the provisions of Rule 144 which, in substance, permit limited public resale of “restricted securities” acquired by non-affiliates of the issuer thereof, directly or indirectly, from the issuer (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things, the availability of certain public information about the Company and the resale occurring not less than six (6) months after the party has purchased and paid for the securities to be sold.

(d) The Purchaser further understands that at the time the Purchaser wishes to sell Securities (including any Conversion Shares or Warrant Shares issued or issuable upon conversion or exercise of the Series D Preferred Stock or the Warrants) there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not have filed all reports and other materials required under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, other than Form 8-K reports, during the preceding 12 months, and that, in such event, because the Company is a former “shell company” as contemplated under paragraph (i) of Rule 144, Rule 144 will not be available to the Purchaser.

(e) The Purchaser further understands that, because the Company is a former “shell company” as contemplated under paragraph (i) of Rule 144, regardless of the amount of time that the Purchaser holds the Securities, sales of the Securities may only be made under Rule 144 upon the satisfaction of certain conditions, including that the Company has filed with the SEC, during the 12 months preceding the sale, all quarterly and annual reports required under the Securities Exchange Act of 1934, as amended; and that, accordingly, any restrictive legends placed on the Securities cannot be removed except in connection with an actual sale that is subject to an effective registration statement under, or an applicable exemption from the registration requirements of, the Securities Act, and “blanket” removals of any such restrictive legends will not be possible.

(f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A promulgated under the Securities Act, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

6. Representations and Warranties.

The Purchaser hereby acknowledges, represents, warrants, and agrees as follows:

(a) None of the Securities offered hereby are registered under the Securities Act or the securities laws of any other state or jurisdiction. The Purchaser understands that the offering and sale of the Securities (including the issuance of Conversion Shares and Warrant Shares, as the case may be, upon conversion or exercise of the Series D Preferred Stock or the Warrants) is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the SEC thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement.

(b) Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received all documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein.

(c) Neither the SEC nor any state securities commission or other regulatory authority has approved the Series D Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares, or passed upon or endorsed the merits of the offering of securities or confirmed the accuracy or determined the adequacy of the Offering. The Offering has not been reviewed by any federal, state or other regulatory authority.

(d) All documents, records, and books pertaining to the investment in the Securities have been made available for inspection by such Purchaser and its Advisers, if any.

(e) The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and sale of the Securities and the business, financial condition and results of operations of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any.

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in this Subscription Agreement.

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(h) The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto.

(i) The Purchaser is not relying on the Company or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers.

(j) The Purchaser is acquiring the Securities (including, upon conversion or exercise of the Series D Preferred Stock or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares) solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or the Series D Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares, and the Purchaser has no plans to enter into any such agreement or arrangement.

(k) The Purchaser must bear the substantial economic risks of the investment in the Securities (including, upon conversion or exercise of the Series D Preferred Stock or the Warrants, as the case may be, the Conversion Shares and the Warrant Shares) indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and the applicable securities laws of any state or other jurisdiction or an exemption from such registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or the securities laws of any state or other jurisdiction and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent of the Securities. There will not be any assurance that such securities will be freely transferable at any time in the foreseeable future.

(l) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity from its investment in the Securities for an indefinite period of time.

(m) The Purchaser is aware that an investment in the Securities is high risk, involving a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Company’s filings with the SEC (including the documents incorporated by reference therein) (the “SEC Filings”), and, in particular, acknowledges that the Company has a limited operating history, significant operating losses since inception, no revenues to date and limited assets, is engaged in a highly competitive business and will need additional capital which will result in dilution to the Purchaser if he, she, or it is not able to participate in future offerings.

(n) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein.

(o) The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(p) The Purchaser and its Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company has such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the SEC Filings and all documents received or reviewed in connection with the purchase of the Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or its Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and its Advisers, if any.

(q) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the Offering and sale of the Securities. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities.

(r) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser is knowledgeable about investment considerations in development-stage companies with limited operating histories. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment in the Securities is a suitable one for the Purchaser.

(s) The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or its Advisers, if any, consider material to its decision to make this investment.

(t) The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the SEC Filings (including the documents incorporated by reference therein) were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

(u) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in this Subscription Agreement.

(v) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

(w) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(x) In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering and sale of the Securities, including the merits and risks involved. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time.

(y) (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (1) is responsible for the decision to invest in the Company; (2) is independent of the Company or any of its affiliates; (3) is qualified to make such investment decision; and (4) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(z) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(aa) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(bb) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

[1]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.
[2]

A “senior foreign political figure” is defined as a current or former senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(cc) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

(dd) Each of the Purchaser and its affiliates is, and since its formation has been, in compliance with applicable law in all material respects, including applicable Securities Laws, and including in respect of the Offering, the solicitation of investments in the Offering, and the other transactions contemplated hereby. For purposes of the foregoing, “Securities Laws” means the Securities Act, the Securities Exchange Act of 1934, as amended (including Section 15(a) thereof), the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, the applicable securities laws of any state or foreign jurisdiction, and any applicable rules and regulations promulgated under any of the foregoing.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company and each of its respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 11). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof. If any notice is delivered by fax or email to a party, it will be deemed to have been delivered on the date the fax or email thereof is actually received, provided the original thereof is sent by certified mail, in the manner set forth above, within twenty-four (24) hours after the fax or email is sent.

11. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Series D Preferred Stock, the Warrants, the Conversion Shares or the Warrant Shares, as the case may be, shall be made only in accordance with the respective requirements of this Subscription Agreement, the Certificate of Designation, the Warrants and all applicable laws. Any purported transfer or assignment in violation of this Section 12 shall be null and void.

12. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts to be wholly performed within said State.

13. Arbitration. The parties agree to submit all controversies to arbitration in accordance with the provisions set forth below and understand that:

(a) Arbitration is final and binding on the parties.

(b) The parties are waiving their right to seek remedies in court, including the right to a jury trial.

(c) Pre-arbitration discovery is generally more limited and different from court proceedings.

(d) The arbitrator’s award is not required to include factual findings or legal reasoning and any party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited.

(e) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(f) All controversies which may arise between the parties concerning this Subscription Agreement shall be determined by arbitration in New York, New York. Judgment on any award of any such arbitration may be entered in any court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Subscription Agreement. The parties agree that the determination of the arbitrators shall be binding and conclusive upon them.

14. Blue Sky Qualification. The purchase of Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

15. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

16. Confidentiality.

(a) The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

(b) The Purchaser acknowledges and agrees that certain information provided by the Company in connection with the Offering may constitute material non-public information under United States or other applicable securities laws, and that the receipt of such information, if deemed to be material non-public information, may restrict the Purchaser’s ability to trade in securities of the Company, including but not limited to the Series D Preferred Stock, the Conversion Shares, the Warrant Shares or any other shares of Common Stock of the Company, until such time as the information is made public. The Company undertakes no obligation to make public disclosure of such information at any time, other than as may be required under applicable United States securities laws.

17. Miscellaneous.

(a) This Subscription Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The representations and warranties of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Series D Preferred Stock and the Warrants.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g) The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

PRIVATE PLACEMENT OFFERING OF

CYTODYN INC.

SUBSCRIPTION INSTRUCTIONS

To subscribe for Securities in the private offering of CytoDyn Inc.:

1.	Date and Fill in the number of Securities being purchased and Complete and Sign one (1) copy of the Subscription Agreement.

2.	Initial the Accredited Investor Certification page attached to the Subscription Agreement.

3.	E-mail all forms to Michael Mulholland or Craig Eastwood at mmulholland@cytodyn.com or ceastwood@cytodyn.com then send all signed original documents to:

CytoDyn Inc.

1111 Main Street, Suite 660

Vancouver, Washington 98660

Attention: Michael Mulholland

(360) 980-8524

4.	Please wire funds directly to the Company pursuant to the following instructions (unless other arrangements have been made):

Bank Name:	JPMorgan Chase Bank, N.A.

Bank Address:	JPMorgan Chase Bank, N.A. Business Banking OR1-2013 4155 Mercantile Drive Lake Oswego, Oregon 97035

ABA Number:	021000021

A/C Name:	CytoDyn Inc.

A/C Number:	578523602

FBO:	Investor Name

Address

CYTODYN INC.

SIGNATURE PAGE TO THE

SUBSCRIPTION AGREEMENT

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of

(1)                 (                    ) shares of Series D Convertible Preferred Stock with an aggregate purchase price of $                    . [Aggregate purchase price / $1,000 per share] and

(2) Warrants exercisable for                 (                    ) shares of Common Stock [(1 x $1,000) x 0.40]

(NOTE: to be completed by subscriber) and executes the Subscription Agreement.

If the Purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Subscriber(s)	Signature

Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation, Limited Liability Company or Trust	Federal Taxpayer Identification Number

By:
Name:	State of Organization
Title:

Date	Address

Accepted and agreed:

CYTODYN INC.

By:
Michael D. Mulholland
SVP-Finance

CYTODYN INC.

ACCREDITED INVESTOR CERTIFICATION

For Individual Investors Only

(all Individual Investors must INITIAL where appropriate):

Initial	I have an individual net worth, or joint net worth with my spouse, as of the date hereof in excess of $1 million. For purposes of calculating net worth under this category, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Initial	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial	I am a director or executive officer of CytoDyn Inc.

For Non-Individual Investors (all Non-Individual Investors must INITIAL where appropriate):

Initial	The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial	The investor certifies that it is a partnership, corporation, limited liability company or any organization described in Section 501(c)(3) of the Internal Revenue Code, Massachusetts or similar business trust that has total assets of at least $5 million and was not formed for the purpose of investing the Company.

Initial	The investor certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Subscription Agreement.

Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial	The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial	The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial	The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Initial	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

Initial	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

EXHIBIT A

CERTIFICATE OF DESIGNATION

EXHIBIT B

FORM OF WARRANT

EXHIBIT C

SELLING STOCKHOLDER

NOTICE AND QUESTIONNAIRE

The undersigned is the beneficial owner of certain Securities of CytoDyn Inc., a Delaware corporation (the “Company”), issued in accordance with the terms of the Subscription Agreement (the “Subscription Agreement”) to which the form of this Notice and Questionnaire was originally annexed.

The undersigned understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) to register, under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), the resale of the Conversion Shares and/or the Warrant Shares (collectively, the “Registrable Securities”) beneficially owned by the undersigned.

All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Subscription Agreement. A copy of the Subscription Agreement is available from the Company upon written request at the following address:

CytoDyn Inc.

1111 Main Street, Suite 660

Vancouver, Washington 98660.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and related prospectus.

The undersigned beneficial owner of Registrable Securities (the “Selling Stockholder”) hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

SELLING STOCKHOLDER QUESTIONNAIRE

1.	Name.

Full Legal Name of Selling Stockholder:

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes  ☐    No  ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes  ☐    No  ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should he identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of broker-dealer?

Yes  ☐    No  ☐

(d)

If  “yes” to Section 3(c), do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐    No  ☐

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Subscription Agreement.

Type and amount of other securities beneficially owned by the Selling Stockholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equityholders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

C-4